Supplement dated December 13, 2019

to the Prospectus dated May 1, 2008, as amended, for

NYLIAC Pinnacle Variable Universal Life Policies (“VUL”)

NYLIAC Pinnacle Survivorship Variable Universal Life Policies (“SVUL”)

Investing in

NYLIAC Variable Universal Life Separate Account-I

This supplement amends the prospectus dated May 1, 2008, as amended (the “Prospectus”), for the variable universal life insurance policies offered through the separate account referenced above (the “Policies”). You should read this information carefully and retain this supplement for future reference together with the Prospectus. This supplement is not valid unless it is read in conjunction with your Prospectus. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.

CHANGES APPLICABLE TO FLORIDA POLICIES ONLY

The purpose of this supplement is to note changes to the “State Variations” section of your Prospectus for the state of Florida. Effective as of December 13, 2019, the entry for the state of Florida in the section of the Prospectus entitled “State Variations” will be deleted in its entirety and replaced with the following:

Florida

Life Insurance Benefit Options—In the event that the insured (under VUL) or last surviving insured (under SVUL) dies during the policy month following a Monthly Deduction Day on which the Cash Surrender Value of the policy was less than the monthly deduction charges deducted for that month, we will reduce the life insurance proceeds by the difference between the monthly deduction charges and the Cash Surrender Value as calculated on that prior Monthly Deduction Day.

Termination and Reinstatement - Late Period—If on a Monthly Deduction Day, your policy’s Cash Surrender Value, prior to deducting the monthly deduction charges for the next policy month, is less than or equal to zero, and the policy’s no lapse guarantee is not in effect, your policy will continue for a late period of 31 days after that Monthly Deduction Day. This may happen even if all Planned Premiums have been paid. If we do not receive sufficient payment before the end of the late period, the policy will end and there will be no more benefits under the policy. To inform you of this situation, we will mail a notice to you (and any known assignee or named secondary addressee) at least 30 days before the end of the late period.

You do have the opportunity, however, to change your insurance to paid-up life insurance, which will be payable to the Beneficiary upon receipt of proof of death of the insured (under VUL) or surviving insured (under SVUL). No more premiums may be paid, the Life Insurance Benefit Option selected under the policy will no longer apply, and loans, partial surrenders, and transfers will no longer be available. No insurance or benefits from riders will be provided after this paid-up insurance goes into effect. Your signed request for paid-up life insurance must be received before the end of the late period. See your policy for details regarding this option.

Life Extension Benefit I Rider—The Life Extension Benefit Rider is not available.

Life Extension Benefit II Rider—The Life Extension Benefit II Rider is not available.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010